Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit 10.06

Lease No. 1

THIS LEASE is made the 28 day of April 2006 BETWEEN

(1)	ENGINE LEASE FINANCE CORPORATION (“Lessor”); and

(2)	CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A. DE C.V. (“Lessee”).

WHEREAS Lessor and Lessee have entered into an aircraft engine general terms agreement (the “GTA”) dated 28th April 2006 and this is a Lease as defined therein.

IT IS HEREBY AGREED:

1.	Lease

By the execution and delivery of this Lease, Lessor agrees subject to Lessor acquiring title to the Engine on the Delivery Date to lease the Engine to Lessee and Lessee agrees to lease the Engine from Lessor upon the terms set out in the GTA (which are incorporated herein and form part hereof) and the more particular terms set out herein:

Engine:	One new and unused V2527M-A5; M.S.N: V12285;

QEC:	as specified in Appendix A;

Delivery Condition:	as specified in Appendix A;

Delivery Location:	Such mutually agreed location as will minimise or exclude tax consequences adverse to Lessee and Lessor;

Scheduled Delivery Date:	21 April 2006 or such other date as may be agreed between Lessor and Lessee and on which date Lessor acquires title to the Engine;

Final Delivery Date:	28 April 2006 or such other date as may be agreed between Lessor and Lessee;

Agreed Value:	*****

Rent:	***** payable on the 27th day of each month (as adjusted in accordance with Clause 3);

Deposit:	***** payable on or before the Delivery Date and refundable to Lessee without interest (i) in accordance with clause 3.2(a)(iv) of the GTA within ten (10) Business Days of full discharge of all Lessee obligations in accordance with this Lease or (ii) within ten (10) Business Days of termination of this Lease where such termination occurs pursuant to clause 15.5 of the GTA;

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Lessor’s Security:	not applicable;

Default Rate:	***** per annum over US Prime, compounded monthly and calculated on the basis of a 360 day year;

Scheduled Expiry Date:	the date falling 68 months after the Delivery Date;

Option Exercise Date:	the date (if any) on which Lessee exercises the option granted by Clause 2 by delivering notice to Lessor in accordance therewith;

Primary Lease Period:	the period commencing on the Delivery Date and ending on the Scheduled Expiry Date;

Secondary Lease Period:	the period to be agreed by Lessor and Lessee commencing on the Scheduled Expiry Date;

Secondary Lease Period Expiry Date:	the date scheduled as the last day of the Secondary Lease Period on the Option Exercise Date;

Hourly Reserve:	subject to Clause 5 below, the applicable $ amount specified in Annex 1 hereto and adjustable in accordance with clause 4.2 of the GTA whether or not Lessee is obligated to pay Hourly Reserves;

EHM Claim Cap:	***** of the Hourly Reserves balance held by Lessor based on a minimum of a Level 1 ESV workscope; and ***** of the Hourly Reserves balance held by Lessor based on a minimum Level 2 ESV workscope;

Level 1 ESV:	an Engine Shop Visit at which the minimum workscope applied to each of the Major Modules is not equal to the Minimum eMMP Refurbishment Level for ESV2 as stated in Annex 2 but is at least equal to the Minimum eMMP Refurbishment Level for ESV1 as stated in Annex 2 and with a minimum Life Limited Part build life to be agreed between Lessor and Lessee reflecting Lessee’s expected minimum release life for Life Limited Parts following the application of such workscope provided always that no Life Limited Part shall have less than 9,000 Cycles remaining to scheduled removal;

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Level 2 ESV:	an Engine Shop Visit at which the minimum workscope applied to each of the Major Modules is at least equal to the Minimum eMMP Refurbishment Level for ESV2 as stated in Annex 2 and with a minimum Life Limited Part build life to be agreed between Lessor and Lessee reflecting Lessee’s expected minimum release life for Life Limited Parts following the application of such workscope provided always that no Life Limited Part shall have less than 11,000 Cycles remaining to scheduled removal;

Engine Heavy Maintenance	An Engine Shop Visit where either a Level 1 ESV or Level 2 ESV was performed;

LLP Reserve:	***** and adjustable in accordance with clause 4.3 of the GTA;

Major Modules:	as specified in Annex 2;

Minimum Flight Hours and Cycles remaining on Redelivery:	not more than 1,000 Flight Hours and Cycles since new or last Engine Heavy Maintenance;

Minimum EGT Margin at Redelivery:	sufficient to achieve the balance of the last Engine Heavy Maintenance Life Limited Part build life remaining at Redelivery based upon Lessee’s historical performance loss in EGT margin in the preceding three (3) years of operation for engines of the same type as the Engine;

Stub Life:	for each Life Limited Part is ***** of the certified life limit for that Part;

Utilisation Report:	the report set out in Appendix C;

Redelivery Location:	Miami International Airport, Florida, United States of America or such other location as Lessor and Lessee shall agree;

Lessee’s Country:	Mexico.

2.	Option

Provided that no Relevant Event has occurred and is continuing on the Option Exercise Date or the Scheduled Expiry Date, the parties may opt to lease the Engine for the Secondary Lease Period. The option may be exercised by an unconditional notice to Lessor not later than 3 months prior to the Scheduled Expiry Date. Once such notice has been given by Lessee and received by Lessor, it shall be irrevocable and shall oblige Lessee to lease the Engine for the Secondary Lease Period upon the terms of the GTA provided that Lessor has consented thereto which consent shall be at Lessor’s sole discretion.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

3.	Rent Adjustment

The Rent is based upon ***** LIBOR and ***** US$ Swap Rate as quoted to Lessor by Bank of America on March 2nd, 2006 at ***** and ***** respectively. To the extent that the equivalent US$ Swap Rate and one month LIBOR on the Delivery Date are greater or lower than this, Lessor will adjust the Lease Factor accordingly and the Rent shall be calculated by reference to such adjusted Lease Factor and the Rent so calculated shall be fixed for the duration of the Primary Lease Period. Any such adjustment shall be notified by Lessor to Lessee and absent manifest error, the adjusted amount so calculated shall thereupon be the Rent.

4.	Redelivery Condition Compensation

4.1	Lessee shall compensate Lessor for Flight Hours used since Delivery as follows:-

(a)	If the last Engine Heavy Maintenance prior to Redelivery was at least equivalent to a Level 1 ESV but not equivalent to a Level 2 ESV, Lessee shall compensate Lessor in $ for each Flight Hour flown since last Level 1 ESV at the Level 1 ESV Compensation Rate at the applicable Cycle ratio as stated in Annex 1 (as adjusted in accordance with clause 4.2(a) of the GTA between Delivery and Redelivery) plus an amount in $ for each Flight Hour flown since new or last Level 2 ESV (whichever is applicable) at the ESV Level 2 Compensation Rate at the applicable Cycle ratio as stated in Annex 1 (as adjusted in accordance with clause 4.2(a) of the GTA between Delivery and Redelivery); or

(b)	If the last Engine Heavy Maintenance prior to redelivery was at least equivalent to a Level 2 ESV, Lessee shall compensate Lessor in $ for each Flight Hour flown since last Level 2 ESV at the ESV Base Compensation Rate at the applicable Cycle ratio as stated in Annex 1 (as adjusted in accordance with clause 4.2(a) of the GTA between Delivery and Redelivery); or

(c)	If there has been no Engine Heavy Maintenance since Delivery then Lessee shall compensate Lessor in $ for each Flight Hour flown since new at the ESV Base Compensation Rate at the applicable Cycle ratio as stated in Annex 1 (as adjusted in accordance with clause 4.2(a) of the GTA between Delivery and Redelivery).

4.2	Lessee shall pay Lessor compensation in $ for life used on each Life Limited Parts between Delivery and Redelivery in an amount per Cycle calculated by dividing the then current Manufacturer list price of such Life Limited Part by the then current life limit of such Life Limited Part minus the Stub Life.

4.3	Provided that no Relevant Event has occurred and is continuing, Lessor shall apply Hourly Reserves and LLP Reserves then held and not subject to a claim for reimbursement or payment to Lessee in accordance with the GTA to the compensation amounts payable to Lessor under this Clause 4.

5.	Alternative Hourly Reserve Provisions

5.1	Notwithstanding clause 4 of the GTA, provided that:

(a)	the Engine continues to be maintained under and enjoy the benefit of a fleet hour agreement between Lessee and Manufacturer (the “FHA”); and

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(b)	Lessee continues to comply with the provisions of the FHA,

then Lessee shall not be obligated to pay Hourly Reserves to Lessor during the Lease Period.

Lessee shall procure an undertaking from Manufacturer in favour of Lessor promptly to notify Lessor in writing if either or both of (a) and (b) above ceases to be the case. If Lessor receives such notification from Manufacturer and/or (a) and/or (b) ceases to be the case and if the event which is the cause of same (if capable of being cured) has not been cured by Lessee within any applicable cure period stated in the FHA then Lessee shall immediately make a payment to Lessor in an amount equal to the aggregate amount of Hourly Reserves that would have been payable by Lessee for all Flight Hours flown by the Engine to the date that such payment becomes payable hereunder which amount shall be calculated as follows:-

(i)	if the Engine has not had any Engine Heavy Maintenance since new then such amount shall be calculated in respect of each Flight Hour since new at the ESV Base Compensation Rate determined in accordance with the applicable Cycle ratio as stated in Annex 1 (as adjusted in accordance with clause 4.2(a) of the GTA between Delivery and the date such amount is payable hereunder), or

(ii)	if the last Engine Heavy Maintenance to occur was at least equivalent to a Level 1 ESV but not equivalent to a Level 2 ESV then such amount shall be calculated in respect of each Flight Hour since last Level 1 ESV at the Level 1 ESV Compensation Rate determined in accordance with the applicable Cycle ratio as stated in Annex 1 (as adjusted in accordance with clause 4.2(a) of the GTA between Delivery and the date such amount is payable hereunder) and in respect of each Flight Hour since last Level 2 ESV or new (whichever is applicable) at the Level 2 ESV Compensation Rate determined in accordance with the applicable Cycle ratio as stated in Annex 1 (as adjusted in accordance with clause 4.2(a) of the GTA between Delivery and the date such amount is payable hereunder, or

(iii)	if the last Engine Heavy Maintenance was at least equivalent to a Level 2 ESV, then such amount shall be calculated in respect of each Flight Hour since last Level 2 ESV at the ESV Base Compensation Rate determined in accordance with the applicable Cycle ratio as stated in Annex 1 (as adjusted in accordance with clause 4.2(a) of the GTA between Delivery and the date such amount is payable hereunder, and Lessee shall thereafter pay Lessor Hourly Reserves for Flight Hours operated by the Engine for the remaining duration of the Lease Period which shall be held and applied in accordance with the GTA.

5.2

Notwithstanding clause 4 of the GTA, the maximum amounts that Lessor is obligated to pay to Lessee in respect of a completed Engine Heavy Maintenance shop visits under clause 4.4 (a) of the GTA shall be ***** (as adjusted in accordance with clause 4.2(a) of the GTA between Delivery and

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

the date of induction for such Engine Heavy Maintenance) in respect of a Level 1 ESV and ***** (as adjusted in accordance with clause 4.2(a) of the GTA between Delivery and the date of induction for such Engine Heavy Maintenance) in respect of a Level 2 ESV.

5.3	For the avoidance of doubt, Lessor shall not be obligated to pay Lessee more than the aggregate amount that Lessee has paid to Lessor by way of Hourly Reserves less any previous amounts paid by Lessor in respect of completed Engine Shop Visits.

6.	Subleasing

Subject to the provisions of clause 8.2 of the GTA, Lessee may sublease the Engine to one or more airlines within Grupo TACA.

7.	Alternative Redelivery Provisions

Notwithstanding clause 20.2(a) of the GTA, Lessee shall not be obliged to perform a test cell run if the Engine has been removed from a Host Aircraft immediately prior to redelivery, provided that:-

(a)	Lessee provides to Lessor take-off trend monitoring data for each of the last 25 flights operated by the Engine immediately prior to redelivery; and

(b)	such take-off trend monitoring data does not indicate that the Engine may not comply with the Redelivery Condition.

If, in Lessor’s opinion (acting reasonably), a review of the take-off trend monitoring data indicates that the Engine may not meet the Redelivery Condition or, in Lessor’s opinion (acting reasonably), such take-off trend monitoring data is not an accurate gauge of the condition of the Engine, then Lessee shall perform or cause to be performed at Lessee’s sole cost and expense a full performance test cell run.

8.	Additional Provisions

8.1	The Engine shall not be operated by Lessee or any Sublessee at any time during the Lease Period at a thrust rating higher than V2524-A5 rating except that Lessee or any Sublessee may operate the Engine at V2527-A5 thrust rating for up to 5% of the total time in Flight Hours or Cycles between Engine Heavy Maintenance shop visits.

8.2	It shall be an additional condition precedent to this Lease that Lessee deliver to Lessor the written undertaking from the Manufacturer referred to in Clause 5 together with a certified copy of the relevant portions of the FHA between Lessee and Manufacturer reflecting the scope of services provided thereunder and any conditions as to the availability of such services provided however that Lessor shall have entered into a non-disclosure agreement with Manufacturer pursuant to which Manufacturer has consented to the disclosure of such provisions of the FHA to Lessor.

8.3	Lessor hereby confirms that any maintenance and repair performer or service agency licensed by the FAA or EASA to undertake maintenance work on the Engine and used by the Manufacturer to maintain the Engine under the FHA is hereby approved as an Authorised Repairer.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

SIGNED for and on behalf of

ENGINE LEASE FINANCE CORPORATION

By:	/s/ Tom Barret
Name:	Tom Barret
Title:	Executive Vice President Chief Financial and Administrative Officer

,in the presence of :
Name	:
Occupation	:
Address :

SIGNED for and on behalf of

CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A. DE C.V.

By:	/s/ Alfonso Ascencio Triujeque
Name:	Alfonso Ascencio Triujeque
Title:	General Counsel

in the presence of :
Name	:
Occupation	:
Address :

Annex 1

ESV Base Compensation Rate \ Hourly Reserve

Cycle Ratio	1.00-1.19	1.20-1.39	1.40-1.59	1.60-1.79	1.80-1.99	2.00-2.19	2.20-2.39	2.40-2.59	2.60-2.79	2.80-2.99	>2.99
US$ per Flight Hour	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

ESV Level 1 Compensation Rate

Cycle Ratio	1.00-1.19	1.20-1.39	1.40-1.59	1.60-1.79	1.80-1.99	2.00-2.19	2.20-2.39	2.40-2.59	2.60-2.79	2.80-2.99	>2.99
US$ per Flight Hour	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

ESV Level 2 Compensation Rate

Cycle Ratio	1.00-1.19	1.20-1.39	1.40-1.59	1.60-179	1.80-1.99	2.00-2.19	2.20-2.39	2.40-2.59	2.60-2.79	2.80-2.99	>2.99
US$ per Flight Hour	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Annex 2

Principal Maintenance Assembly/Modular Description	Illustrated Parts Catalogue Reference	Minimum eMMP Refurbishment Level for ESV1	Minimum eMMP Refurbishment Level for ESV2
Fan Module	72-31-00-01-001	3	3
Intermediate Case Module	72-32-00-01-001	1	2
LP Booster sub module	72-32-80	1	3
Internal Gearbox sub module	72-32-10	1	3
Stub Shaft assembly sub module	72-32-50	1	3
HP Compressor Module	72-41-00-01-001	1	3
Diffuser	72-42-00	2	3
Combustor	72-42-00	3	3
No. 4 Bearing Compartment	72-43-00	3	3
HPT St. 1 Nozzle Module	72-44-00-01-001	3	3
HPT Module	72-45-00-01-001	3	3
LP Turbine Module	72-50-00-01-001	1	3
Accessory Gearbox Module	72-60-00-01-001	1	2

Appendix A –Acceptance Certificate

CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A. DE C.V. (“Lessee”) hereby acknowledges that on          at                      hours it accepted delivery of the Engine (hereinafter described) pursuant to the terms of the Lease dated      April 2006 (the “Lease”) made between Engine Lease Finance Corporation (“Lessor”) and Lessee and confirms that:-

(a)	at it has received from Lessor possession of one V2527M-A5, bearing manufacturer’s serial number V12285, all parts attached thereto and thereon in a new condition, as more particularly described in Annex 1 hereto;

(b)	following inspection, it has accepted delivery of the Engine “as is where is”;

(c)	the Engine Flight Hours and Cycles and the Life Limited Parts Flight Hours and Cycles are all zero and such figures shall be used for the purpose of calculating any payments due to be made by Lessee at the time of Redelivery of the Engine to Lessor;

(d)	the Engine and the Engine Technical Records as more particularly described in Annex 1 have been delivered to and accepted by Lessee on the Delivery Date and, as between Lessor and Lessee, are to Lessee’s full satisfaction and in accordance with the provisions of the Lease;

(e)	the Lease Period commenced on the date of this Certificate and Lessee became obliged to pay to Lessor the amounts provided for in the Lease including in particular a Deposit of ***** and Rent is ***** payable on the 27th day of each month;

(f)	the Engine is insured in accordance with the terms of the Lease;

(g)	all representations and warranties made by Lessee pursuant to the Lease remain and if made on this date, would be true and correct in all respects;

(h)	no Relevant Event has occurred or will result from Delivery taking place; and

(i)	it has obtained all required permits, authorisations and licences necessary to lease and operate the Engine pursuant to and in accordance with the Lease.

Words used herein with capital letters and not otherwise defined shall have the same meanings given to them in the Lease.

IN WITNESS WHEREOF, Lessee has caused this Acceptance Certificate to be executed by its duly authorised officer as of the date first set forth above.

Dated this      day of April 2006

Signed for and on behalf of: CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A. DE C.V.

By:
Name:
Title:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Annex 1 to Appendix A (Acceptance Certificate)

Description of Engine

1.	Description

1.1	Engine Type: New and unused V2527M-A5 in bare configuration with a transportation stand and MPV bag;

1.2	Serial no.: V12285;

1.3	Manufacturer: IAE International Aero Engines AG;

1.4	Transportation Stand: P/N ; S/N ; and

1.5	Maintenance Programme references: on-wing ; shop .

2.	Condition

The Engine is in the condition noted in the following documents, copies of which were delivered to Lessee on or before Delivery:-

2.1	Export certificate of airworthiness at manufacture;

2.2	Vital Statistics Log;

2.3	Airworthiness Directive status; and

2.4	Test cell Report.

Appendix B – Redelivery Acceptance Certificate

ENGINE LEASE FINANCE CORPORATION (“Lessor”) and CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A. DE C.V. (“Lessee”) hereby acknowledge that on [    ] at [    ] hours the Lessor accepted Redelivery of the Engine (hereinafter described) pursuant to the terms of the Lease dated [    ] (the “Lease”) made between Lessor and Lessee and confirm that at [Delivery Location] Lessor has received from Lessee possession of:-

(a)	one V2527M-A5, bearing manufacturer’s serial number [—], all Parts attached thereto and thereon as more particularly described in Annex 1; and

(b)	the Engine Technical Records as listed in Section 2 of Schedule 4 of the general terms agreement incorporated by reference into the Lease, including all manuals, technical records and historical information regarding the Engine and all Parts attached thereto and thereon;

Lessor	and Lessee also hereby acknowledge that:-

(c)	the Engine Flight Hours and Cycles since new or last ESV level 1 and ESV Level 2 and the Life Limited Parts Flight Hours and Cycles since new] are as stated in Annex 2 and that such figures shall be used for the purpose of calculating any payments due to be made by Lessee to Lessor in accordance with the Lease;

(d)	the Engine and Engine Technical Records are hereby accepted by Lessor subject to (i) the provisions of the Lease and (ii) correction by Lessee within [number of days] of the discrepancies specified in Annex 3 hereto which Lessee hereby undertakes to correct the discrepancies to the complete satisfaction of Lessor; and

(e)	the leasing of the Engine by Lessor to Lessee pursuant to the terms of the Lease is hereby terminated without prejudice to Lessee’s continuing obligations under the terms of the Lease including, without limitation subparagraph (d) above.

Words used herein with capital letters and not otherwise defined shall have the same meanings given to them in the Lease.

Dated this [    ] day of [            ]

Signed for and on behalf of:

[CONCESIONARIA VUELA	ENGINE LEASE FINANCE
COMPAÑÍA DE AVIACIÓN, S.A. DE C.V.]	CORPORATION

By:
Name:
Title:

Annex 1 to Appendix B (Redelivery Acceptance Certificate)

Description of Redelivery Engine

1.	Description

1.1	Engine Type: V2527M-A5 in bare configuration with a transportation stand and MPV bag

1.2	Serial no.: [—]

1.3	Manufacturer: IAE International Aero Engines AG;

1.4	Transportation Stand: P/N [ ]; S/N [ ]; and

1.5	Maintenance Programme references: on-wing [ ]; shop [ ]

2.	Condition

At redelivery the Engine shall be in the condition noted in Annex 2 to this Redelivery Acceptance Certificate and in the Technical Records listed in Section 2 to Schedule 4 of the GTA

Annex 2 to Appendix B (Redelivery Acceptance Certificate)

Redelivery Condition

Annex 3 to Appendix B (Redelivery Acceptance Certificate)

Engine and Engine Technical Record discrepancies at Redelivery

Appendix C - Utilisation Report

[On Lessee’s headed notepaper]

ENGINE MONTHLY UTILISATION REPORT

TO:	ASSET AND DATABASE MANAGER

ENGINE LEASE FINANCE CORPORATION

SHANNON BUSINESS PARK,

SHANNON, CO. CLARE, IRELAND.

FACSIMILE NO.    +353 61 361785

ENGINE TYPE:     V2527M-A5 in bare configuration with a transportation stand and MPV bag

M.S.N. [—]

REPORT DATE: [                    ]

Section 1 must be completed and returned within 10 days after the end of each calendar month and on the termination date.

Section 2 must be completed after each Engine’s Shop Visit for any reason.

SECTION 1

Date Installed

Aircraft Reg.

Aircraft owner:

Present wing/tail Location

T.S.N.

C.S.N.

Hrs Flown this mth

Cycles flown this mth

Thrust Rating this mth

SECTION 2

Date last shop visit

TSN at shop visit

CSN at shop visit

Cycles to next shop visit

Next limiting component

IMPORTANT NOTE

Attach listing of all modifications, Airworthiness Directives, service bulletins carried out during each Engine Shop Visit as it occurs. Also attach a copy of the Engine Shop Visit findings report and the latest revision to the Engine’s Life Limited Parts (disk) profile.

Signed:

Authorised Quality Assurance/Engineering Officer

ENGINE LEASE FINANCE CORPORATION

AND

CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V.

LEASE EXTENSION AND AMENDMENT AGREEMENT NO.1 IN RESPECT OF

THE ENGINE LEASE AGREEMENT DATED 28 April 2006 IN RESPECT OF

ONE (1) V2527M-A5 AIRCRAFT ENGINE MSN V12285

Volaris – Extension and Amendment ESN V12285 Execution

This Lease Extension and Amendment Agreement No.1 is dated as of the 30 day of September 2011 (“Agreement”)

BETWEEN:

(1)	Engine Lease Finance Corporation (the “Lessor”); and

(2)	Concesionaria Vuela Campañía de Aviación, S.A.P.I. de C.V. (formerly known as Concesionaria Vuela Campañía de Aviación, S.A. de C.V.) (the “Lessee”).

WHEREAS:

(A)	Lessor and Lessee are parties to an aircraft engine lease agreement entitled “Lease No.1”, incorporating the terms of an aircraft engine general terms agreement (the “GTA”) both dated 28 April 2006 (the “Lease”); and

(B)	Lessor and Lessee wish to extend the leasing of the Engine under the Lease and to make certain amendments to the Lease as set out in this Agreement.

IT IS HEREBY AGREED as follows:-

1.	Words and phrases used in this Agreement and not defined shall have the same meanings as in the Lease and the following words shall bear the following meanings:

“Conditions Precedent” means:

a.	Evidence satisfactory to Lessor of Lessee’s authority to enter into and perform its obligations under this Agreement and an incumbency certificate containing the name(s), title(s) and specimen signature(s) of the person or persons authorised to execute this Agreement on behalf of Lessee;

b.	Receipt by Lessor of originals of this Agreement duly executed by all parties;

c.	No Relevant Event or Event of Default having occurred or being continuing on the Effective Date;

d.	Receipt by Lessor of insurance/reinsurance certificates and a letter of undertaking from Lessee’s insurance brokers evidencing satisfactory to Lessor that the Engine will be insured in accordance with the Lease after the Effective Date;

Volaris – Extension and Amendment ESN V12285 Execution

1

e.	Evidence of the extension of the appointment by Lessee of the Process Agent and of the Process Agent’s acceptance of such appointment;

f.	Information concerning the Lessee including; (i) adequate disclosure of its current financial condition; and (ii) as may be required to satisfy the “know your customer” and “anti-money laundering” requirements of Lessor;

g.	No adverse change in the circumstance affecting the aviation/finance markets generally and/or Lessee in particular;

“Effective Date” means the later to occur of the 27th December 2011 or the date on which Lessor notifies Lessee in writing that the Conditions Precedent have been satisfied.

2.	With effect from the Effective Date, Lessor hereby agrees to extend the leasing of the Engine for a Secondary Lease Period of seventy-six (76) months commencing on the Scheduled Expiry Date (being, for the avoidance of doubt, December 27, 2011). The extension of the leasing of the Engine referred to in this clause 2 is deemed to be made in accordance with the requirements of Clause 2 (Option) of the Lease.

3.	Lessor and Lessee agree that with effect from the Effective Date the Lease shall be amended as follows:

a.	Clause 1 (Lease) shall be amended as follows:

(i)	The definition of “Rent” shall be deleted and replaced with the following:

“Rent:	***** payable on the 27th day of each month;”

(ii)	The definition of “Lessor’s Security” shall be deleted and replaced with the following;

“Lessor’s Security:	Lessee shall have the option to provide a Letter of Credit in compliance with Clause 9 below instead of paying cash LLP Reserves (the “LLP Reserves LC”);”

Volaris – Extension and Amendment ESN V12285 Execution

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

2

(iii)	The definition of “Level 1 ESV” shall be deleted and replaced with the following:

“Level 1 ESV:	An Engine Shop Visit at which the minimum workscope applied to each of the Major Modules is not equal to the Minimum eMMP Refurbishment Level for ESV2 as stated in Annex 2 but is at least equal to the Minimum eMMP Refurbishment Level for ESV1 as stated in Annex 2 and with a minimum Life Limited Part build life to be agreed between Lessor and Lessee reflecting Lessee’s expected minimum release life for Life Limited Parts following the application of such workscope provided always that no Life Limited Part shall have less than 8,000 Cycles remaining to scheduled removal.

(iv)	The definition of “Minimum Flight Hours and Cycles remaining on Redelivery” shall be deleted and replaced with the following:

“Minimum Flight Hours Cycles remaining on Redelivery:	not more than 5,000 Flight Hours since last Engine Heavy and Maintenance and not less than 2,500 Cycles remaining on any Life Limited Part until the next Engine Heavy Maintenance;

(v)	The definition of “Secondary Lease Period” shall be deleted and replaced with the following:

“Secondary Lease Period:	Seventy-six (76) months commencing on the Scheduled Expiry Date;”

b.	A new Clause 9 shall be inserted as follows:

“9.	LLP Reserve Letter of Credit Option

9.1	If Lessee elects to provide the LLP Reserves LC, then on or before the Effective Time, Lessee shall procure an irrevocable stand-by letter of credit in form and substance acceptable to Lessor and issued by a bank reasonably acceptable to Lessor with a minimum long term debt rating of

Volaris – Extension and Amendment ESN V12285 Execution

3

at least “A” in accordance with Standard & Poor’s rating agency criteria and confirmed by a bank acceptable to Lessor in either Dublin, Ireland or London, England and otherwise in compliance with the provisions of this Clause 9.

9.2	The LLP Reserves LC shall have a validity of 12 months from the Effective Time (or following the first issue of the Reserves LC, the anniversary of the Effective Time) and thereafter shall be renewed by the Lessee annually.

9.3	If Lessee fails to provide a renewal LLP Reserves LC on any annual renewal date during the Lease Period or if at any time the LLP Reserves LC ceases to be valid and effective or if any Relevant Event occurs, at Lessor’s option and upon written notice to Lessee, Lessee shall promptly pay to Lessor the applicable cash amount notified by Lessor to Lessee which shall be the amount in respect of LLP Reserves owing up to the date of calculation pursuant to the terms of this Lease and thereafter Lessee shall pay LLP Reserves in accordance with Clause 4 of the GTA. Upon receipt of the cash amount as per this Clause 9.3, Lessor shall return any LLP Reserves LC to the Lessee for cancellation.

9.4	The initial LLP Reserves LC and each annual renewal of the LLP Reserves LC shall be calculated as the aggregate of the following:-

(a)	the actual amount of Cycles used on each Life Limited Part at the end of the calendar month prior to the Effective Date multiplied by the then current cost per Cycle (using a 7% Stub Life) of such Life Limited Part; and

(b)	the then current LLP Reserve rate multiplied by the average annual utilization in Cycles of Lessee’s V2500 powered A320 fleet.

9.5	Upon receipt of the original LLP Reserves LC in the amounts required as per this Clause 9, subject to the terms and conditions of this Lease, Lessor shall refund the amount of LLP Reserves currently held and shall waive Lessee’s obligation to pay LLP Reserves in cash.

c.	Annex 2 shall be deleted and replace with Annex 2 attached hereto.

4.	Lessee and Lessor shall each bear their own costs and expenses incurred in connection with this Agreement.

5.	The representations, warranties and covenants of Lessee set out in Clause 9.1 of the GTA are repeated on the date hereof and on the Effective Date as if they were made in respect of this Agreement. In addition, Lessee represents that as of the date hereof that the Engine was imported into Mexico by Lessee under a temporary import permit and that this will continue to be the case for the remainder of the Lease Period (as extended hereby).

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6.	Save as varied by this Agreement, or the subsequent written agreement of the parties, all of the terms and conditions of the Lease shall continue in full force and effect throughout the Lease Period and this Agreement shall not constitute a novation of the Lease but only an extension and amendment thereof.

7.	This Agreement is a Lessee Document.

8.	Paragraph (a) of Clause 18.7 (Counterparts) and Clauses 18.3 (Further Assurance), 18.9 (Confidentiality), 18.12 (Notices) and 18.13 (Jurisdiction) of the GTA shall apply, mutatis mutandis, to this Agreement.

IN WITNESS WHEREOF, this Agreement has been signed on behalf of the parties hereto the date and year first above written.

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SIGNED for and on behalf of

ENGINE LEASE FINANCE CORPORATION

By:	/s/ Tom Barrett
Name:	Tom Barrett
Title:	Executive Vice President, Chief Financial & Administrative Officer

SIGNED for and on behalf of

CONCESIONARIA VUELA COMPAÑÍA de AVIACIÓN, S.A.P.I. de C.V.

By:	/s/ Mario E. Geyne
Name:	Mario E. Geyne
Title:	Financial and Fleet Planning Director

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Annex 2

ESV Base Compensation Rate \ Hourly Reserve

Cycle Ratio	1.00-1.19	1.20-1.39	1.40-1.59	1.60-1.79	1.80-1.99	2.00-2.19	2.20-2.39	2.40-2.59	2.60-2.79	2.80-2.99	>2.99
US$ per Flight Hour	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

ESV Level 1 Compensation Rate

Cycle Ratio	1.00-1.19	1.20-1.39	1.40-1.59	1.60-1.79	1.80-1.99	2.00-2.19	2.20-2.39	2.40-2.59	2.60-2.79	2.80-2.99	>2.99
US$ per Flight Hour	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

ESV Level 2 Compensation Rate

Cycle Ratio	1.00-1.19	1.20-1.39	1.40-1.59	1.60-1.79	1.80-1.99	2.00-2.19	2.20-2.39	2.40-2.59	2.60-2.79	2.80-2.99	>2.99
US$ per Flight Hour	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****	*****

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***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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